                                                                    EXHIBIT 24.3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on March 4, 1997.

                                        GREATER BAY BANCORP



                                        By
                                          ------------------------------
                                               David L. Kalkbrenner
                                             CHIEF EXECUTIVE OFFICER


                               POWER OF ATTORNEY

     We, the undersigned directors and officers of Greater Bay Bancorp, do hereby severally constitute and appoint David L. Kalkbrenner and Steven C. Smith, and each of them singly, our true and lawful attorneys and agents, to do any and all things and acts in our names in the capacities indicated below and to execute any and all instruments for us and in our names in the capacities indicated below which said David L. Kalkbrenner and Steven C. Smith, or either of them, may deem necessary or advisable to enable Greater Bay Bancorp to comply with the Securities Act of 1993, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the offering contemplated by this Registration Statement on Form S-1, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below the Registration Statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said David L. Kalkbrenner and Steven C. Smith, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 4th day of March, 1997.

         SIGNATURE                                     TITLE


----------------------------------      President and Chief Executive Officer
       David C. Kalkbrenner             and Director (Principal Executive
                                        Officer)


----------------------------------      Executive Vice President, Chief
          Steven C. Smith               Operating Officer and Chief Financial
                                        Officer (Principal Financial and
                                        Accounting Officer)


----------------------------------      Director
           John M. Gatto



----------------------------------      Director
         James E. Jackson




----------------------------------      Director
          Rex D. Lindsay


----------------------------------      Director
       Duncan L. Matteson


----------------------------------      Director
         Glen McLaughlin


/s/ Dick J. Randall
----------------------------------      Director
         Dick J. Randall


----------------------------------      Director
         Donald H. Seiler


----------------------------------      Director
         Warren R. Thoits


----------------------------------      Director
     Edwin E. van Bronkhorst


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of
California, on            , 1997.
               -----------


                                        GBB CAPITAL I



                                        By
                                          ------------------------------
                                               David L. Kalkbrenner,
                                                      TRUSTEE


                                        By
                                          ------------------------------
                                                 Steven C. Smith,
                                                      TRUSTEE


                                        By
                                          ------------------------------
                                                  James R. Ramsey,
                                                      TRUSTEE